UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 9, 2010

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ADAMIS PHARMACEUTICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2658 Del Mar Heights Rd., #555 Del Mar, CA	92014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 401-3984

(Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment of Gemini Notes

As previously disclosed on its Current Report on Form 8-K filed January 15, 2010, Adamis Pharmaceuticals Corporation (the “Company”) entered into a private placement financing transaction with a small number of institutional investors led by Gemini Master Fund, Ltd.  Under the financing, the Company issued 10% Senior Secured Convertible Notes (the “Notes”) in the aggregate principal amount of $1.5 million with a maturity date of October 11, 2010, and 1,500,000 shares of common stock of the Company.  The Notes are convertible into shares of the Company’s common stock at any time at the discretion of the investor at an initial conversion price per share of $0.20.  Certain of these investors have elected to convert some or all of their Notes into common stock.    The Company and each of the investors previously agreed to amend the Notes to extend the original maturity date of the Notes to December 10, 2010.

Effective December 9, 2010, the Company and each of the investors entered into an amendment to the Notes pursuant to which the maturity date of all of the outstanding Notes was extended to March 31, 2011.  As of the date of this Report on Form 8-K, the remaining unconverted outstanding principal balance of the Notes was approximately $695,000.  Interest will continue to accrue and be paid on the outstanding Notes.  No other changes were made to the Notes or agreements relating to the Notes, and all other provisions of the Notes and other agreements continue in full force and effect.

Amendment of G-Max Note

In addition, as previously disclosed on a Current Report on Form 8-K filed January 4, 2010, on December 29, 2009, the Company issued a Convertible Promissory Note (the “G-Max Note”) in the principal amount of $500,000 to The G-Max Trust (the “Investor”) in connection with a private placement transaction with the Investor.  Under the terms of the original G-Max Note, all unpaid principal and interest on the G-Max Note was due and payable on December 31, 2010.

The Investor and the Company have agreed to amend the G-Max Note in order to extend the maturity date of the G-Max Note to March 31, 2011.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Form of Amendment to 10% Senior Secured Convertible Notes.
10.2	Amendment to G-Max Convertible Promissory Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated:	December 10, 2010	By:	/s/ Robert O. Hopkins
		Name:	Robert O. Hopkins
		Title:	Chief Financial Officer